Exhibit 10.84

AMENDMENT NO. 1

TO TWINLAB CONSOLIDATED HOLDINGS INC. WARRANT NO. 2015-25

This Amendment No. 1 (the “Amendment”) to Twinlab Consolidated Holdings, Inc. Warrant No. 2015-25 (the “Warrant”) is made and entered as of this 14th day of August, 2015 (the “Effective Date”) by and among TWINLAB CONSOLIDATED HOLDINGS, INC., a Nevada corporation (the “Company”) and JL-MEZZ UTAH, LLC (formerly known as JL-BBNC MEZZ UTAH, LLC), an Alaska limited liability company (the “Holder”).

WHEREAS, the Company issued the Warrant to the Holder on June 30, 2015; and

WHEREAS, Company and Holder wish to amend the terms of the Warrant as set forth herein.

NOW, THEREFORE, for good and valuable consideration the sufficiency of which are hereby expressly acknowledged, the parties hereto agree as follows:

1.       Section 3.3.3 of the Warrant is hereby deleted in its entirety.

2.       Section 5.3 of the Warrant is hereby deleted in its entirety and replaced with the following:

“Amendments and Waivers. Any provision of this Warrant may be amended or waived, but only pursuant to a written agreement signed by the Company and the Holder.”

3.       Schedule 3.3.3 of the Warrant is hereby deleted in its entirety.

4.       Except as expressly modified by this Amendment, all terms and conditions of the Warrant shall remain in full force and effect.

5.       This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same instrument. A signed, including electronically signed, copy of this Amendment delivered by facsimile, email (for example in a .pdf, .tif or .jpeg format), or other means or electronic transmission shall be deemed to be legally binding upon the party so delivering such signature and of the same legal force and effect as delivery of an original signature upon this Amendment.

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the Effective Date written above.

JL-MEZZ UTAH, LLC (f/k/a		TWINLAB CONSOLIDATED
JL-BBNC MEZZ UTAH, LLC)		HOLDINGS, INC.

/s/ Jonathan B. Rubini		/s/ Thomas Tolworthy
By:	Jonathan B. Rubini	By:	Thomas Tolworthy
Title:	Managing Member	Title:	CEO